UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 27 , 2022

(Date of earliest event reported)

RING ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Hughes Landing Blvd. Suite 900 The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 31, 2022, Ring Energy, Inc. (the “Company”) filed with the Secretary of State of Nevada a Certificate of Withdrawal of Certificate of Designation to eliminate the authorization of its Series A Convertible Preferred Stock, of which all 153,176 shares have been fully converted and are no longer outstanding. As a result of the filing, such previously authorized and issued shares of Series A Preferred Stock return to being authorized, unissued and undesignated shares of preferred stock. A copy of the Certificate of Withdrawal is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of the Company was held on October 27, 2022 (the “Meeting”) at which the Company’s stockholders voted on the proposals identified below. These proposals were described in detail in the Company’s definitive Proxy Statement for the Special Meeting filed with the Securities and Exchange Commission on September 26, 2022.

At the close of business on September 1, 2022, the record date for the Meeting, 130,581,374 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding and entitled to vote at the Meeting. Stockholders owning a total of 72,736,649 shares of Common Stock were represented at the meeting, which represented approximately 55.7% of the shares of the Common Stock outstanding as of the record date for the Meeting.

Proposal 1		FOR	AGAINST	ABSTAIN
	To approve, pursuant to NYSE American Listing Rule 712(b), the issuance of 42,548,903 shares of Common Stock, upon conversion of 153,176 shares of Series A Convertible Preferred Stock, par value $0.001 per share.	68,835,720	3,763,113	137,816
Proposal 2
	To authorize the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve and adopt the proposal listed above.	67,535,090	4,442,239	759,320

As indicated above, both proposals were approved and adopted by shareholders whose aggregate shares voted “For” at the meeting exceed those shares voting “Against”. There were no “broker non-votes.”

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

3.1	Certificate of Withdrawal of Certificate of Designation filed with the Secretary of State of Nevada effective October 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	October 31, 2022	By:	/s/ Travis T. Thomas
Travis T. Thomas
Chief Financial Officer